Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18

U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel C. Montano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CardioVascular BioTherapeutics, Inc. on Form 10-Q for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of CardioVascular BioTherapeutics, Inc.

By:	/s/ DANIEL C. MONTANO
	Name:	Daniel C. Montano
	Title:	President and Chief Executive Officer

Date: May 10, 2005

I, Mickael A. Flaa, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CardioVascular BioTherapeutics, Inc. on Form 10-Q for the period year ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of CardioVascular BioTherapeutics, Inc.

By:	/s/ MICKAEL A. FLAA
	Name:	Mickael A. Flaa
	Title:	Chief Financial Officer

Date: May 10, 2005

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